Summary
Prospectus

July 29, 2026
Goldman Sachs Emerging Markets Credit Fund
Class A: GAMDX  Class C: GCMDX  Institutional: GIMDX  Investor: GLIRX  Class R6: GIMSX
Before you invest, you may want to review the Goldman Sachs Emerging Markets Credit Fund (formerly, Goldman Sachs Local Emerging Markets Debt Fund) (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at dfinview.com/GoldmanSachs. You can also get this information at no cost by calling 800-621-2550 for Institutional and Class R6 shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated July 29, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Goldman Sachs Emerging Markets Credit Fund (the "Fund") seeks total return consisting of income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 77 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 141 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-186 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Investor	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Investor	Class R6
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	None
Other Expenses[2]	1.47%	1.72%	1.39%	1.47%	1.38%
Service Fees	None	0.25%	None	None	None
All Other Expenses	1.47%	1.47%	1.39%	1.47%	1.38%
Total Annual Fund Operating Expenses	2.52%	3.27%	2.19%	2.27%	2.18%
Fee Waiver and Expense Limitation[3]	(1.40%)	(1.40%)	(1.34%)	(1.40%)	(1.34%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[4]	1.12%	1.87%	0.85%	0.87%	0.84%
1
A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The “Other Expenses” have been restated to reflect expenses expected to be incurred during the current fiscal year.
3
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Fund. These arrangements will remain in effect through at least July 29, 2027, and prior to such date, the Investment Adviser and Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.
4
The "Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation" for Class A, Class C, and Investor Shares have been restated to reflect the fee waiver currently in effect.

2 Summary Prospectus — Goldman Sachs Emerging Markets Credit Fund
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$559	$1,072	$1,610	$3,076
Class C Shares	$290	$876	$1,586	$3,472
Institutional Shares	$87	$556	$1,052	$2,418
Investor Shares	$89	$575	$1,087	$2,496
Class R6 Shares	$86	$553	$1,047	$2,408

Class C Shares – Assuming no redemption	$190	$876	$1,586	$3,472

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2026 was 51% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (“Net Assets”) in corporate, quasi-sovereign, and sovereign debt securities and other instruments of issuers in emerging market countries. A debt security is a debt instrument issued by a company, government or other entity to borrow money. The issuer typically pays a fixed, variable or floating rate of interest and must repay the amount borrowed, usually at the maturity of the security. Such instruments may include exchange-traded funds (“ETFs”), structured securities and other investments with similar economic exposures.
The Fund’s portfolio managers seek to build a portfolio across the emerging markets debt market consistent with the Fund’s overall risk budget. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
Emerging markets debt securities may include (without limitation) fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper) and collateralized debt and loan obligations.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund intends to use structured securities and derivative instruments, including but not limited to credit linked notes, financial future contracts, forward contracts and swap contracts to gain exposure to certain countries, currencies, issuers or indices.
The Fund may invest in securities of any credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, many of the issuers of corporate or other privately issued debt obligations in which the Fund invests will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated. Although a majority of the Fund’s assets may be denominated in U.S. Dollars, the Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.
For purposes of the Fund’s policy to invest at least 80% of its Net Assets in debt securities and other instruments of “emerging market country” issuers, the Investment Adviser may consider classifications by the World Bank, the International Finance Corporation, the United Nations (and its agencies) or the Fund’s benchmark index provider in determining whether a country is emerging or developed. Such countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Latin America. An emerging market country issuer is an issuer economically tied to one or more emerging market countries. Quasi-sovereign debt consists of debt securities issued by companies wholly or majority owned by governments or any of their agencies, political subdivisions or instrumentalities and supranational organizations. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities.
The Fund may invest up to 20% of its Net Assets in equity and/or equity related securities and corporate, quasi-sovereign and sovereign debt securities and other instruments of issuers in developed market countries. The Fund may also hold significant amounts of U.S. Treasuries, affiliated money market funds and cash.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM)—Broad Diversified Index (Gross, USD, Unhedged), plus or minus 2 years, and over the last five years ended June 30, 2026, the duration of this index has ranged between 4.0 and 4.7 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Investment Adviser measures the Fund’s performance against the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM)—Broad Diversified Index (Gross, USD, Unhedged).
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

3 Summary Prospectus — Goldman Sachs Emerging Markets Credit Fund
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Currency Risk. Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. To the extent the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Fund of fluctuations in the value of currencies may be magnified.
Derivatives Risk. The Fund's use of structured securities and other derivative instruments may result in losses, including due to adverse market movements. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks are more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the Fund's  expense ratio.

4 Summary Prospectus — Goldman Sachs Emerging Markets Credit Fund
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Non-Diversification Risk.  The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified  mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein. To the extent the Fund invests in ETFs, the Fund will invest only in ETFs sponsored by GSAM or its affiliates, unless GSAM determines, in its sole discretion, that no affiliated ETF is available to provide the desired exposure (for example, by sector, industry, credit quality, or duration). GSAM will consider investing in an unaffiliated ETF on behalf of the Fund only where no affiliated ETF is available to provide the desired exposure. For investments in affiliated ETFs, GSAM has agreed to waive a portion of its management fees in an amount equal to any management fees it earns as the investment adviser to the affiliated ETFs.
Sovereign Default Risk.  An issuer of non-U.S. sovereign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of borrowing rates, foreign debt, or foreign currency exchange rates.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor and Class R6 Shares compare to those of a regulatorily required broad-based securities market index (Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)) (the “Regulatory Benchmark”) and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM)—Broad Diversified Index (Gross, USD, Unhedged) (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Investment Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with regulatory requirements. For additional information about these benchmark indices, please see “Additional Performance and Benchmark Information” on page 49 of the Prospectus. Through October 31, 2023, the Fund had been known as the Goldman Sachs Local Emerging Markets Debt Fund, and certain of its principal investment strategies differed. Performance information set forth below reflects the Fund’s former strategies prior to that date. In addition, as of that date, the Fund’s benchmark changed from the J.P. Morgan Government Bond Index (GBI-EMSM)—Emerging Markets Global Diversified (Gross, USD, Unhedged) to the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM)—Broad Diversified Index (Gross, USD, Unhedged). The Investment Adviser believes that the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM)—Broad Diversified Index (Gross, USD, Unhedged) is a more appropriate benchmark against which to measure performance in light of the changes to the Fund’s principal investment strategies. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

5 Summary Prospectus — Goldman Sachs Emerging Markets Credit Fund
CALENDAR YEAR (CLASS A)

	Returns	Quarter ended
Year-to-Date Return	2.21%	June 30, 2026

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	11.80%	December 31, 2020
Worst Quarter Return	-17.31%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2025
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				2/15/2008
Returns Before Taxes	4.68%	-0.04%	2.79%
Returns After Taxes on Distributions	1.94%	-3.45%	0.26%
Returns After Taxes on Distributions and Sale of Fund Shares	2.70%	-1.57%	1.00%
Class C Shares				2/15/2008
Returns Before Taxes	7.81%	0.13%	2.46%*
Institutional Shares				2/15/2008
Returns Before Taxes	10.28%	1.23%	3.56%
Investor Shares				7/30/2010
Returns Before Taxes	10.22%	1.22%	3.55%
Class R6 Shares				11/30/2017
Returns Before Taxes	10.02%	1.24%	3.57%**
J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged)	8.73%	2.48%	4.77%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	4.86%	0.34%	2.39%
Benchmark returns do not reflect any deductions for fees or expenses.
*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on November 30, 2017. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Nicholas Saunders, Managing Director, Head of Emerging Markets Corporate Debt, has managed the Fund since October 2023; and Anupam Damani, Managing Director, has managed the Fund since July 2024.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).

6 Summary Prospectus — Goldman Sachs Emerging Markets Credit Fund
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through an intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

7 Summary Prospectus — Goldman Sachs Emerging Markets Credit Fund
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8 Summary Prospectus — Goldman Sachs Emerging Markets Credit Fund
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